Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ashish Gupta, Chief Financial and Accounting Officer of Presto Automation Inc. (the “Company”), hereby certify, that, to my knowledge:

1.

the Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 15, 2023	/s/ Ashish Gupta
Ashish Gupta
Chief Financial Officer
(Principal Financial Officer and
Accounting Officer)